            THIS CONFORMED PAPER FORMAT DOCUMENT IS BEING SUBMITTED
            -------------------------------------------------------
                   PURSUANT TO RULE 901(d) OF REGULATION S-T
                   -----------------------------------------




                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                      Pursuant to  Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August  27, 1999
                                                 ----------------

                         AK STEEL HOLDING CORPORATION
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            (Exact name of registrant as specified in its charter)


        Delaware               File No. 1-13696             31-1401455
-------------------------  ------------------------  -------------------------
     (State or other       (Commission file number)       (IRS  employer
     jurisdiction of                                      identification
     incorporation)                                       number)


    703 Curtis Street, Middletown, Ohio                     45043
--------------------------------------------          ----------------
  (Address of principal executive offices)               (Zip code)


       Registrant's telephone number, including area code: 513-425-5000
                                                           ------------


                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

        Filed herewith is a copy of a Press Release, dated August 27, 1999, issued by AK Steel Holding Corporation (the "Company") to announce that the U.S. Department of Justice has completed its antitrust review of the proposed merger of Armco Inc. into AK Steel Corporation, (a direct wholly owned subsidiary of the Company). AK Steel and Armco may now proceed with their merger, which will be submitted to a vote of the stockholders of both companies on September 29, 1999.

        In connection with the Department of Justice review, AK Steel agreed to grant Wheeling-Nisshin, Inc. rights under various AK Steel patents, effective upon the closing of the merger, relating to hot-dip aluminum coated stainless steel strip used primarily in automotive exhaust system applications.


Item 7.   Exhibit.
          -------

          (a)   Financial Statements of business acquired:

                Not applicable.

          (b)   Pro Forma financial information:

                Not applicable.

          (c)   Exhibit:

                (1)  Press Release, dated August 27, 1999


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                                  Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                AK STEEL HOLDING CORPORATION

                                                /s/
                                                   ----------------------------
                                                   Brenda S. Harmon
                                                   Secretary


Dated:  August 27, 1999

                         AK STEEL HOLDING CORPORATION

                                   FORM 8-K

                                CURRENT REPORT

                                 Exhibit Index



Exhibit No.     Description                                             Page
-----------     -----------                                             ----
   (1)          Press Release, dated August 27, 1999                     5